UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT:  JULY 8, 2008  (Date of earliest event reported)

THE ITALIAN OVEN, INC.
(Exact name of registrant as specified in its charter)

PA                                            0-27182               25-1624305
                                                              (State or other jurisdiction                         (Commission File      IRS Employer
of incorporation)                                      Number)             Identification Number)

196 WEST ASHLAND STREET, DOYLESTOWN, PA 18901
(Address of principal executive offices)

267-864-7737
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

ITEM 8.01  Other Events

          Italian Oven Inc. (Pinksheets: IOVE) today confirmed that the Pennsylvania Secretary of State accepted filings for two corporations it filed.  First, the Bankruptcy Claims Fund, Inc., which the company previously announced to hold bankruptcy debt such as the $8,000,000.00 in face-value claims related to the Lehman Brothers Holdings, Inc., bankruptcy, was created.  IOVE's intellectual property wholly owned subsidiary owns 90% of the Bankruptcy Claims Fund, Inc., while its lenders received the remaining stock in lieu of interest.

          In addition, the company created Telecom Tools, Inc.  The company owns 45% of Telecom Tools, Inc.  The engineering firm that jointly created the tool will own 45% of the stock and the company's lenders will receive 10% of the stock in lieu of interest.  The corporation will hold a potential patent on a modification to a common tool and has been created for the purpose of filing and marketing the patent.  Once the patent application is filed, IOVE will release copies to the public and begin preliminary marketing.

          As neither of these companies constitute the core business model of IOVE, the percentage controlled by the company may eventually be released via dividend to shareholders.

          IOVE's common stock is structured as follows and, pursuant to the previously announced share moratorium, will not be increased any time before November 2009:

Total number of common shares:  938,291,700
Restricted common belonging to My Pleasure Limited, United Kingdom:  500,000,000
Public float shares:  325,161,800 (held by CEDE & Company)
Certificate shares:  113,129,900 (70,546,600 restricted, 42,583,300 unrestricted)

WARNING:  IOVE constitutes an extremely speculative investment and the company's debt equals or is greater than its assets.  This filing is not an offer to buy or sell securities.  This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 8, 2009

THE ITALIAN OVEN, INC.

By: /s/ Joanna Chmielewska
Joanna Chmielewska, President

          Yahoo Messenger:  theitalianoven
          AIM:   IOVNinvestors
          ICQ:   576757259
          MECA Messenger:  italianoven
          MSN:  theitalianoven (at) live.com
          Twitter:  italianoven
          web:  www.theitalianoveninc.com
          fax:  1-267-371-5168